EX-99.23(h)(11)

                                  AMENDMENT TO

                       TRANSFER AGENCY SERVICES AGREEMENT
                                     BETWEEN
                           JNL INVESTORS SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     AMENDMENT made as of this 27th day of December, 2007, by and between JNL Investors Series Trust, a Massachusetts business trust (the "Trust"), and Jackson National Asset Management, LLC, a Michigan limited liability company ("JNAM").

                                   WITNESSETH

     WHEREAS, the Trust and JNAM entered into a Transfer Agency Agreement ("Agreement") dated November 1, 2005.

     WHEREAS, the Trust is empowered to issue Shares of in separate Funds ("Fund"), each such Fund, pursuant to Section 18(f)(2) of the 1940 Act, being preferred over all other Funds in respect of the assets specifically allocated to such Funds.

     WHEREAS, under the terms of the Agreement, JNAM to renders the transfer agency and other services contemplated hereby with respect to each Fund of Shares and the owners of record thereof and JNAM is willing to render such services.

     WHEREAS, the Funds in existence on the date of the Agreement ("Current Portfolios") are set forth in the Agreement.

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of 11 new Funds: 1) Jackson Perspective Asia ex-Japan Fund; 2) Jackson Perspective Asian Bond Fund; 3) Jackson Perspective Asian Infrastructure Fund;
4)  Jackson   Perspective  Asian  Real  Estate  Fund;  5)  Jackson   Perspective
China-India Fund; 6) Jackson Perspective Core Equity Fund; 7) Jackson Perspective Emerging Asia Fund; 8) Jackson Perspective Japan Fund; 9) Jackson Perspective Large Cap Value Fund; 10) Jackson Perspective Mid Cap Value Fund;
11) Jackson Perspective Small Cap Value Fund.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with Exhibit A dated December 27, 2007, attached hereto.

     2. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.

ATTEST:                                  JNL SERIES TRUST


______________________________           By: _________________________________
                                         Name:    Susan S. Rhee
                                         Title:   Vice President, Counsel,
                                                  and Secretary

ATTEST:                                  JACKSON NATIONAL ASSET MANAGEMENT, LLC


______________________________           By: _________________________________
                                         Name:  Mark D. Nerud
                                         Title: President

                                     EXHIBIT A
                                DECEMBER 27, 2007

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                                      FUNDS
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                Jackson Perspective Asia ex-Japan Fund - Class A
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                Jackson Perspective Asia ex-Japan Fund - Class C
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                  Jackson Perspective Asian Bond Fund - Class A
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                  Jackson Perspective Asian Bond Fund - Class C
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             Jackson Perspective Asian Infrastructure Fund - Class A
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             Jackson Perspective Asian Infrastructure Fund - Class C
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              Jackson Perspective Asian Real Estate Fund - Class A
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              Jackson Perspective Asian Real Estate Fund - Class C
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                 Jackson Perspective China-India Fund - Class A
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                 Jackson Perspective China-India Fund - Class C
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                 Jackson Perspective Core Equity Fund - Class A
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                 Jackson Perspective Core Equity Fund - Class C
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                Jackson Perspective Emerging Asia Fund - Class A
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                Jackson Perspective Emerging Asia Fund - Class C
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                     Jackson Perspective Japan Fund- Class A
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                     Jackson Perspective Japan Fund- Class C
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               Jackson Perspective Large Cap Value Fund - Class A
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               Jackson Perspective Large Cap Value Fund - Class C
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                Jackson Perspective Mid Cap Value Fund - Class A
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                Jackson Perspective Mid Cap Value Fund - Class C
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               Jackson Perspective Small Cap Value Fund - Class A
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               Jackson Perspective Small Cap Value Fund - Class C
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                         JNL Money Market Fund - Class A
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